Exhibit 10.8.2
IT CONTRACT ID CODE TlPAGE OF PAGES AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT J ) 1 J 36 2. AMENDMENT/MODIFICATION NO. 3. EFFECTIVE DATE 4. REQUISITION/PURCHASE REQ. NO. 5. PROJECTNO.(Ifapplicable) P00004 18-Mar-08I 6. ISSUED BY CODE M67854 7. ADMINISTERED BY (IfotherthmitemS) CODE S1002A DCMC ORLANDO COMMANDING GENERAL 3555 MAGUIRE BOULEVARD MARCORSYSCOM CTQ3LD ORLANDO FL 32803-3728 I 2200 LESTER STREET Qlf ANTICO VA 22134-6050 8. name and address of contractor (No., street, county, state and zip Code)1 1?a. amendment of solicitation no. PROTECTIVE PRODUCTS INTERNATIONAL CORP DELIAAMADOR 530SA1AGRASSCORPORATEPKVW DATED (SEE ITEM II) SUNRISE FL 33325-6210 ; ___yIDA. MOD. OF CONTRACT/ORDER NO x M67854-07-D-3065 10B. DATED (SEE ITEM 13)^ CODE 05CC7 ~ [FACILITY CODE I X I 27-Sep-2007 11. THIS .ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS 1 The above numbered solicitation is amended asset firth in !tcm!4. Hie hourand datsspedfied forreceipt ofOISr I isextended, j 1 is not extended. Olfernxist acknowledge receipt oftiiis amendment prior to the hour and date specified in the solicitation or as amended by one ofthe following methods: (a) By completing Items 8 anil 15, and returning copies ofthe airendmsnt; (b) By acknowledging receipt ofthis amendment on each copy ofthe o6er submitted; or(c)By separateletterortelegrarnwhich includes areferenceto tie solicitation and atnendnEtw nuniiers. FAILURE OF YOUR ACKNOWIEDGMENTTO BE RECEIVED AT THE PLACE DESIGNATED FOR TOE RECELPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER, ffby virtue ofthis amendment you desire to change an ofier already submitted, such, change may be made by telegramor letter, provided each telegramor letter makes reference to the solicitation and this amendment, and is received prior to tile opening hour and date specified. 12. ACCOUNTING AND APPROPRIATION DATA (If required)™~ ~~~~ — 13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14. A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A. ~ b. the above: numbered contract/order is modified to reflect the administrative changes (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR43.103(B). X C THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: 52.212-4(c) Contract Terms and Conditions — Coirmercial Items D. OTHER (Specify type of modification and authority) 3. IMPORTANT: Contractor (l is not, jx] is required to sign this document andreturn -j copies to the issuing office. 14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.) Modification Control Number: dlugos082037 The purpose of this modification is to: (1) Add CLINs (0070 through 0124) to the contract for additional spare and repair parts; (2) update Sections B, Eand G accordingly; and, (3) add a prime contractor place of performance. Except as provided herein, all terms and conditions oftlie document referenced in Item9A or 10 A, as hereto fore changed, remains unchanged and in foil force and eSx-t. i 15A. NAME AND TITLE OF SIGNER (Type or print) 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) • 15B. COMItRACTOR’OFFEROR ~ !l5C DATE SIGNED I6B. UNiTto STATES OF AFRICA ‘ |l6C. DAT~S1GNED i]\^r^ _ /Y) / ‘. /’* S ‘ tJ / ( (Signature of person authorized to sign) ‘ (Signature of Contracting Officer) ^*****~~-—___i___^XCEPTiON~TO~SF30~ •KM05-04 STANDARD FORM 30 (Rev-.To^T APPROVED BY 01 RK-f 1 I -84 Prescribed by USA FAR (48 CFR) 53.243

C0NTRACT1DC0D- I PAGEOF PAGES AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT IJ_I 1 [ 36 2. AMENDMENT/MODIFICATION NO. 3. EFFECTIVE DATE 4. REQUISITION/PURCHASE REQ. NO. 5. PROJECTNO.(Ifapplicable) PD0004 18-Mar-2008 M6785408rcsa957 6. ISSUED BY            CODE            MB7854 7. ADMINISTERED BY (Ifotherthan item6) CODE | S1002A DCMC ORLANDO COMMANDING GENERAL3655 MAGUIRE BOULEVARD MARCORSYSCOM CTQ3LD            ORLANDO FL 32803-3726 2200 LESTER STREET QU ANTICO VA 22134-6050
8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, Sate and Zip Code) I I 9A. AMENDMENT OF SOLICITATION NO.
PROTECTIVE PRODUCTS INTERNATIONAL CORP DEUAAMADOR qo nATFri f^T ITPM 11^ 530SAWGRASSCORPORATEPKWY yo. uai lu^c iicm “) SU NRISE F L 33325-6210 Y 10A. MOD. OF CONTRACT /ORDER NO. [x] M67854-07-D-3065 10B. DATED (SEE ITEM 13) CODE 05CC7 I FACILITY CODE 1 X I 27-Sep-2007
11. THIS ITEM ONLY APPLIESTO AMENDMENTS OF SOLICITATIONS The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt ofOfler isextended, is not extended. Ofler must acknowledge receipt ofthis amendment prior to the hour and date specified in the solicitation or as amended by one ofthe following methods: (a) By completing Items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt ofthis amendment on each copy ofthe oiler submitted; or(c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED ATTHE PLACE DESIGNATED FOR THE RECEIPTOFOFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULTIN REJECTION OF YOUR OFFER. Ifby virtue ofthis amendment you desire to change an oner already submitted, such change may be made by telegramor letter, provided each telegramor letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified. 12. ACCOUNTING AND APPROPRIATION DATA (If required) ‘ 13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT SORDERS. IT MODIFIESTHE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14. |a. THISCHANGE ORDER ISISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A. ~~ B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B). X C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: 52.212-4(c) Contract Terms and Conditions — Commercial Items D. OTHER(Specify type of modification and authority) E. IMPORTANT: Contractor isnot, x is required to sign this document and return -| copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Modification Control Number: dlugos082037 The purpose of this modification is to: (1) Add CLINs (0070 through 0124) to the contract for additbnal spare and repair parts; (2) update Sections B, Eand G accordingly; and, (3) add a prime contractor place of performance.
Except as provided herein, all terms and conditions ofthe document referenced in Item9A or 10A, as heretofore changed, remains unchanged and in foil force and eftect.
1 5A. NAME AND TITLE OF SIGNER (Type or print) I 16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) DORINNE RIVOAL / CONTRACTING OFFICER TEL: 703-432-3274 EMAIL: dorinne.ri\oal@usmc.mil 15B. CONTRACT OR/OFFEROR |l5C. DATE SIGNED 16B. UNITED STATES OF AMERICA |l6C. DATE SIGNED

M67854-07-D-3065
P00004

SECTION SF 30 BLOCK 14 CONTINUATION PAGE
SUMMARY OF CHANGES
SECTION A — SOLICITATION/CONTRACT FORM
                  The total cost of this contract was increased by $12,726,353.42 from $30,497,752.74 to $43,224,106.16.
SECTION B — SUPPLIES OR SERVICES AND PRICES
          CLIN 0070 is added as follows:

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0070		36	Each	$70.73	$2,546.28
	MTV Back Body — XS FFP NSN: 8470-01-548-1969 FOB: Destination MILSTRIP: M6785408RCSA957 PURCHASE REQUEST NUMBER: M6785408RCSA957

				MAX	$2,546.28
				NET AMT

M67854-07-D-3065
P00004

          CLIN 0071 is added as follows:

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0071		432	Each	$71.66	$30,957.12
	MTV Back Body — S FFP NSN: 8470-01-548-1974 FOB: Destination MILSTRIP: M6785408RCSA957 PURCHASE REQUEST NUMBER: M6785408RCSA957

				MAX	$30,957.12
				NET AMT
          CLIN 0072 is added as follows:

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0072		1,908	Each	$74.76	$142,642.08
	MTV Back Body — M FFP NSN: 8470-01-548-1976 FOB: Destination MILSTRIP: M6785408RCSA957 PURCHASE REQUEST NUMBER: M6785408RCSA957

				MAX	$142,642.08
				NET AMT

M67854-07-D-3065
P00004

          CLIN 0073 is added as follows:

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0073		1,116	Each	$77.90	$86,936.40
	MTV Back Body — L FFP NSN: 8470-01-548-1980 FOB: Destination MILSTRIP: M6785408RCSA957 PURCHASE REQUEST NUMBER: M6785408RCSA957

				MAX	$86,936.40
				NET AMT
          CLIN 0074 is added as follows:

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0074		105	Each	$81.55	$8,562.75
	MTV Back Body — XL FFP NSN: 8470-01-548-1988 FOB: Destination MILSTRIP: M6785408RCSA957 PURCHASE REQUEST NUMBER: M6785408RCSA957

				MAX	$8,562.75
				NET AMT

M67854-07-D-3065
P00004

          CLIN 0075 is added as follows:

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0075		4	Each	$87.50	$350.00
	MTV Back Body — XXL FFP NSN: 8470-01-552-9502 FOB: Destination MILSTRIP: M6785408RCSA957 PURCHASE REQUEST NUMBER: M6785408RCSA957

				MAX	$350.00
				NET AMT
          CLIN 0076 is added as follows:

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0076		36	Each	$75.57	$2,720.52
	MTV Front Body — XS FFP NSN: 8470-01-548-1992 FOB: Destination MILSTRIP: M6785408RCSA957 PURCHASE REQUEST NUMBER: M6785408RCSA957

				MAX	$2,720.52
				NET AMT

M67854-07-D-3065
P00004

          CLIN 0077 is added as follows:

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0077		432	Each	$76.55	$33,069.60
	MTV Front Body — S FFP NSN: 8470-01-548-1995 FOB: Destination MILSTRIP: M6785408RCSA957 PURCHASE REQUEST NUMBER: M6785408RCSA957

				MAX	$33,069.60
				NET AMT
          CLIN 0078 is added as follows:

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0078		1,908	Each	$78.67	$150,102.36
	MTV Front Body — M FFP NSN: 8470-01-548-2097 FOB: Destination MILSTRIP: M6785408RCSA957 PURCHASE REQUEST NUMBER: M6785408RCSA957

				MAX	$150,102.36
				NET AMT

M67854-07-D-3065
P00004

          CLIN 0079 is added as follows:

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0079		1,116	Each	$84.87	$94,714.92
	MTV Front Body — L FFP NSN: 8470-01-548-5783 FOB: Destination MILSTRIP: M6785408RCSA957 PURCHASE REQUEST NUMBER: M6785408RCSA957

				MAX	$94,714.92
				NET AMT
          CLIN 0080 is added as follows:

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0080		105	Each	$88.03	$9,243.15
	MTV Front Body — XL FFP NSN: 8470-01-548-5820 FOB: Destination MILSTRIP: M6785408RCSA957 PURCHASE REQUEST NUMBER: M6785408RCSA957

				MAX	$9,243.15
				NET AMT

M67854-07-D-3065
P00004

          CLIN 0081 is added as follows:

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0081		4	Each	$91.73	$366.92
	MTV Front Body — XXL FFP NSN: 8470-01-552-9292 FOB: Destination MILSTRIP: M6785408RCSA957 PURCHASE REQUEST NUMBER: M6785408RCSA957

				MAX	$366.92
				NET AMT
          CLIN 0082 is added as follows:

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0082		468	Each	$21.45	$10,038.60
	MTV Cummerbund w/o Grommets — XS/S FFP NSN: 8440-01-548-1501 FOB: Destination MILSTRIP: M6785408RCSA957 PURCHASE REQUEST NUMBER: M6785408RCSA957

				MAX	$10,038.60
				NET AMT

M67854-07-D-3065
P00004

          CLIN 0083 is added as follows:

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0083		1,908	Each	$22.93	$43,750.44
	MTV Cummerbund w/o Grommets — M FFP NSN: 8440-01-548-1507 FOB: Destination MILSTRIP: M6785408RCSA957 PURCHASE REQUEST NUMBER: M6785408RCSA957

				MAX	$43,750.44
				NET AMT
          CLIN 0084 is added as follows:

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0084		1,204	Each	$24.75	$29,799.00
	MTV Cummerbund w/o Grommets — L/XL FFP NSN: 8440-01-548-1512 FOB: Destination MILSTRIP: M6785408RCSA957 PURCHASE REQUEST NUMBER: M6785408RCSA957

				MAX	$29,799.00
				NET AMT

M67854-07-D-3065
P00004

          CLIN 0085 is added as follows:

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0085		22	Each	$27.87	$613.14
	MTV Cummerbund w/o Grommets — XXL/XXXL FFP NSN: 8440-01-548-1504 FOB: Destination MILSTRIP: M6785408RCSA957 PURCHASE REQUEST NUMBER: M6785408RCSA957

				MAX	$613.14
				NET AMT
          CLIN 0086 is added as follows:

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0086		468	Each	$22.60	$10,576.80
	MTV Cummerbund w/ Grommets — XS/S FFP NSN: 8440-01-548-1840 FOB: Destination MILSTRIP: M6785408RCSA957 PURCHASE REQUEST NUMBER: M6785408RCSA957

				MAX	$10,576.80
				NET AMT

M67854-07-D-3065
P00004

          CLIN 0087 is added as follows:

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0087		1,908	Each	$25.06	$47,814.48
	MTV Cummerbund w/ Grommets — M FFP NSN: 8440-01-548-1843 FOB: Destination MILSTRIP: M6785408RCSA957 PURCHASE REQUEST NUMBER: M6785408RCSA957

				MAX	$47,814.48
				NET AMT
          CLIN 0088 is added as follows:

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0088		1,204	Each	$25.81	$31,075.24
	MTV Cummerbund w/ Grommets — L/XL FFP NSN: 8440-01-548-1845 FOB: Destination MILSTRIP: M6785408RCSA957 PURCHASE REQUEST NUMBER: M6785408RCSA957

				MAX	$31,075.24
				NET AMT

M67854-07-D-3065
P00004

          CLIN 0089 is added as follows:

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0089		22	Each	$27.98	$615.56
	MTV Cummerbund w/ Grommets — XXL/XXXL FFP NSN: 8440-01-548-1841 FOB: Destination MILSTRIP: M6785408RCSA957 PURCHASE REQUEST NUMBER: M6785408RCSA957

				MAX	$615.56
				NET AMT
          CLIN 0090 is added as follows:

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0090		27,244	Each	$5.79	$157,742.76
	MTV Pull Cable — XS/M FFP NSN: 8465-01-548-2488 FOB: Destination MILSTRIP: M6785408RCSA957 PURCHASE REQUEST NUMBER: M6785408RCSA957

				MAX	$157,742.76
				NET AMT

M67854-07-D-3065
P00004

          CLIN 0091 is added as follows:

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0091		27,733	Each	$5.99	$166,120.67
	MTV Pull Cable — L/XL FFP NSN: 8465-01-548-2604 FOB: Destination MILSTRIP: M6785408RCSA957 PURCHASE REQUEST NUMBER: M6785408RCSA957

				MAX	$166,120.67
				NET AMT
          CLIN 0092 is added as follows:

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0092		3	Each	$6.14	$18.42
	MTV Pull Cable — XXL/XXXL FFP NSN: 8465-01-548-2592 FOB: Destination MILSTRIP: M6785408RCSA957 PURCHASE REQUEST NUMBER: M6785408RCSA957

				MAX	$18.42
				NET AMT

M67854-07-D-3065
P00004

          CLIN 0093 is added as follows:

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0093		10,731	Each	$55.95	$600,399.45
	MTV Collar/Yoke Assembly — XS/S FFP NSN: 8470-01-548-2641 FOB: Destination MILSTRIP: M6785408RCSA957 PURCHASE REQUEST NUMBER: M6785408RCSA957

				MAX	$600,399.45
				NET AMT
          CLIN 0094 is added as follows:

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0094		43,755	Each	$58.32	$2,551,791.60
	MTV Collar/Yoke Assembly — M FFP NSN: 8470-01-548-2647 FOB: Destination MILSTRIP: M6785408RCSA957 PURCHASE REQUEST NUMBER: M6785408RCSA957

				MAX	$2,551,791.60
				NET AMT

M67854-07-D-3065
P00004

          CLIN 0095 is added as follows:

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0095		28,069	Each	$59.78	$1,677,964.82
	MTV Collar/Yoke Assembly — L/XL
	FFP
	NSN: 8470-01-548-2810
	FOB: Destination
	MILSTRIP: M6785408RCSA957
	PURCHASE REQUEST NUMBER: M6785408RCSA957

				MAX	$1,677,964.82

				NET AMT

          CLIN 0096 is added as follows:

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0096		41,281	Each	$1.59	$65,636.79
	MTV Bungee and Barrel Lock
	FFP
	NSN: 8305-01-548-2481
	FOB: Destination
	MILSTRIP: M6785408RCSA957
	PURCHASE REQUEST NUMBER: M6785408RCSA957

				MAX	$65,636.79

				NET AMT

M67854-07-D-3065
P00004

          CLIN 0097 is added as follows:

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0097		41,280	Each	$5.28	$217,958.40
	MTV Adaptor
	FFP
	NSN: 8465-01-548-2253
	FOB: Destination
	MILSTRIP: M6785408RCSA957
	PURCHASE REQUEST NUMBER: M6785408RCSA957

				MAX	$217,958.40

				NET AMT

          CLIN 0098 is added as follows:

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0098		41,280	Each	$4.99	$205,987.20
	MTV Stock Stop
	FFP
	NSN: 8465-01-548-2836
	FOB: Destination
	MILSTRIP: M6785408RCSA957
	PURCHASE REQUEST NUMBER: M6785408RCSA957

				MAX	$205,987.20

				NET AMT

M67854-07-D-3065
P00004

          CLIN 0099 is added as follows:

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0099		82,560	Each	$2.75	$227,040.00
	MTV MEDEVAC Strap
	FFP
	NSN: 8465-01-547-9831
	FOB: Destination
	MILSTRIP: M6785408RCSA957
	PURCHASE REQUEST NUMBER: M6785408RCSA957

				MAX	$227,040.00

				NET AMT

          CLIN 0100 is added as follows:

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0100		54,488	Each	$17.75	$967,162.00
	MTV Throat Guard — XS/M
	FFP
	NSN: 8470-01-548-2940
	FOB: Destination
	MILSTRIP: M6785408RCSA957
	PURCHASE REQUEST NUMBER: M6785408RCSA957

				MAX	$967,162.00

				NET AMT

M67854-07-D-3065
P00004

          CLIN 0101 is added as follows:

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0101		28,069	Each	$19.75	$554,362.75
	MTV THROAT GUARD — L/XL
	FFP
	NSN: 8470-01-549-3125
	FOB: Destination
	MILSTRIP: M6785408RCSA957
	PURCHASE REQUEST NUMBER: M6785408RCSA957

				MAX	$554,362.75

				NET AMT

          CLIN 0102 is added as follows:

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0102		3,600	Each	$20.03	$72,108.00
	MTV Side Plate Holder (Set of 2)
	FFP
	NSN: 8465-01-548-2847
	FOB: Destination
	MILSTRIP: M6785408RCSA957
	PURCHASE REQUEST NUMBER: M6785408RCSA957

				MAX	$72,108.00

				NET AMT

M67854-07-D-3065
P00004

          CLIN 0103 is added as follows:

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0103		3,601	Each	$120.00	$432,120.00
	MTV Side Soft Armor Inserts (Set of 2)
	FFP
	NSN: 8470-01-548-1499
	FOB: Destination
	MILSTRIP: M6785408RCSA957
	PURCHASE REQUEST NUMBER: M6785408RCSA957

				MAX	$432,120.00

				NET AMT

          CLIN 0104 is added as follows:

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0104		29,000	Each	$5.50	$159,500.00
	MTV Hip pads (Set of 2)
	FFP
	NSN: 8415-01-548-9096
	FOB: Destination
	MILSTRIP: M6785408RCSA957
	PURCHASE REQUEST NUMBER: M6785408RCSA957

				MAX	$159,500.00

				NET AMT

M67854-07-D-3065
P00004

          CLIN 0105 is added as follows:

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0105		3,600	Each	$5.50	$19,800.00
	MTV Cummerbund Stop Strap (Set of 2)
	FFP
	NSN: 8465-01-548-9556
	FOB: Destination
	MILSTRIP: M6785408RCSA957
	PURCHASE REQUEST NUMBER: M6785408RCSA957

				MAX	$19,800.00

				NET AMT

CLIN 0106 is added as follows:

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0106		49,500	Each	$44.84	$2,219,580.00
	MTV GROIN PROTECTOR ASSEMBLY — XS/M
	FFP
	NSN: 8470-01-465-0872
	FOB: Destination
	MILSTRIP: M6785408RCSA957
	PURCHASE REQUEST NUMBER: M6785408RCSA957

				MAX	$2,219,580.00

				NET AMT

M67854-07-D-3065
P00004

          CLIN 0107 is added as follows:

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0107		1,224	Each	$56.60	$69,278.40
	MTV GROIN PROTECTOR ASSEMBLY — L/XL
	FFP
	NSN: 8470-01-465-0881
	FOB: Destination
	MILSTRIP: M6785408RCSA957
	PURCHASE REQUEST NUMBER: M6785408RCSA957

				MAX	$69,278.40

				NET AMT

          CLIN 0108 is added as follows:

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0108		468	Each	$31.56	$14,770.08
	MTV Spine Armor — XS/S
	FFP
	NSN: 8470-01-549-2438
	FOB: Destination
	MILSTRIP: M6785408RCSA957
	PURCHASE REQUEST NUMBER: M6785408RCSA957

				MAX	$14,770.08

				NET AMT

M67854-07-D-3065
P00004

          CLIN 0109 is added as follows:

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0109		1,908	Each	$31.56	$60,216.48
	MTV Spine Armor — M/L
	FFP
	NSN: 8470-01-549-2476
	FOB: Destination
	MILSTRIP: M6785408RCSA957
	PURCHASE REQUEST NUMBER: M6785408RCSA957

				MAX	$60,216.48

				NET AMT

          CLIN 0110 is added as follows:

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0110		1,224	Each	$33.54	$41,052.96
	MTV Spine Armor — XL
	FFP
	NSN: 8470-01-549-2475
	FOB: Destination
	MILSTRIP: M6785408RCSA957
	PURCHASE REQUEST NUMBER: M6785408RCSA957

				MAX	$41,052.96

				NET AMT

M67854-07-D-3065
P00004

          CLIN 0111 is added as follows:

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0111		36	Each	$183.50	$6,606.00
	MTV Front Body Insert — XS
	FFP
	NSN: 8470-01-549-1306
	FOB: Destination
	MILSTRIP: M6785408RCSA957
	PURCHASE REQUEST NUMBER: M6785408RCSA957

				MAX	$6,606.00

				NET AMT

          CLIN 0112 is added as follows:

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0112		432	Each	$190.89	$82,464.48
	MTV Front Body Insert — S
	FFP
	NSN: 8470-01-549-1309
	FOB: Destination
	MILSTRIP: M6785408RCSA957
	PURCHASE REQUEST NUMBER: M6785408RCSA957

				MAX	$82,464.48

				NET AMT

M67854-07-D-3065
P00004

          CLIN 0113 is added as follows:

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0113		1,908	Each	$199.30	$380,264.40
	MTV Front Body Insert — M FFP NSN: 8470-01-549-1311 FOB: Destination MILSTRIP: M6785408RCSA957 PURCHASE REQUEST NUMBER: M6785408RCSA957

				MAX	$380,264.40
				NET AMT
          CLIN 0114 is added as follows:

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0114		1,116	Each	$230.68	$257,438.88
	MTV Front Body Insert — L FFP NSN: 8470-01-549-1313 FOB: Destination MILSTRIP: M6785408RCSA957 PURCHASE REQUEST NUMBER: M6785408RCSA957

				MAX	$257,438.88
				NET AMT

M67854-07-D-3065
P00004

          CLIN 0115 is added as follows:

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0115		105	Each	$243.76	$25,594.80
	MTV Front Body Insert — XL FFP NSN: 8470-01-549-1317 FOB: Destination MILSTRIP: M6785408RCSA957 PURCHASE REQUEST NUMBER: M6785408RCSA957

				MAX	$25,594.80
				NET AMT
          CLIN 0116 is added as follows:

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0116		4	Each	$268.52	$1,074.08
	MTV Front Body Insert — XXL FFP NSN: 8470-01-552-9499 FOB: Destination MILSTRIP: M6785408RCSA957 PURCHASE REQUEST NUMBER: M6785408RCSA957

				MAX	$1,074.08
				NET AMT

M67854-07-D-3065
P00004

          CLIN 0117 is added as follows:

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0117		36	Each	$152.92	$5,505.12
	MTV Back Body Insert — XS FFP NSN: 8470-01-549-1534 FOB: Destination MILSTRIP: M6785408RCSA957 PURCHASE REQUEST NUMBER: M6785408RCSA957

				MAX	$5,505.12
				NET AMT
          CLIN 0118 is added as follows:

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0118		432	Each	$159.07	$68,718.24
	MTV Back Body Insert — S FFP NSN: 8470-01-549-1936 FOB: Destination MILSTRIP: M6785408RCSA957 PURCHASE REQUEST NUMBER: M6785408RCSA957

				MAX	$68,718.24
				NET AMT

M67854-07-D-3065
P00004

          CLIN 0119 is added as follows:

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0119		1,908	Each	$166.08	$316,880.64
	MTV Back Body Insert — M FFP NSN: 8470-01-549-1944 FOB: Destination MILSTRIP: M6785408RCSA957 PURCHASE REQUEST NUMBER: M6785408RCSA957

				MAX	$316,880.64
				NET AMT
          CLIN 0120 is added as follows:

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0120		1,116	Each	$192.24	$214,539.84
	MTV Back Body Insert — L FFP NSN: 8470-01-549-1969 FOB: Destination MILSTRIP: M6785408RCSA957 PURCHASE REQUEST NUMBER: M6785408RCSA957

				MAX	$214,539.84
				NET AMT

M67854-07-D-3065
P00004

          CLIN 0121 is added as follows:

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0121		105	Each	$203.13	$21,328.65
	MTV Back Body Insert — XL FFP NSN: 8470-01-549-1973 FOB: Destination MILSTRIP: M6785408RCSA957 PURCHASE REQUEST NUMBER: M6785408RCSA957

				MAX	$21,328.65
				NET AMT
          CLIN 0122 is added as follows:

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0122		4	Each	$223.31	$893.24
	MTV Back Body Insert — XXL FFP NSN: 8470-01-552-9316 FOB: Destination MILSTRIP: M6785408RCSA957 PURCHASE REQUEST NUMBER: M6785408RCSA957

				MAX	$893.24
				NET AMT

M67854-07-D-3065
P00004

          CLIN 0123 is added as follows:

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0123		94	Each	$114.95	$10,805.30
	XS Side SAPI Carriers (Set of 2) FFP NSN: 8470-01-552-2432 FOB: Destination MILSTRIP: M6785408RCSA957 PURCHASE REQUEST NUMBER: M6785408RCSA957

				MAX	$10,805.30
				NET AMT
          CLIN 0124 is added as follows:

		MAX
ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	MAX AMOUNT
0124		14,587	Each	$8.03	$117,133.61
	MTV Repair Kit FFP NSN: 8470-01-552-2467 FOB: Destination MILSTRIP: M6785408RCSA957 PURCHASE REQUEST NUMBER: M6785408RCSA957

				MAX	$117,133.61
				NET AMT
SECTION E — INSPECTION AND ACCEPTANCE

The following Acceptance/Inspection Schedule was added for CLIN 0070:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for CLIN 0071:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

M67854-07-D-3065
P00004

The following Acceptance/Inspection Schedule was added for CLIN 0072:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for CLIN 0073:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for CLIN 0074:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for CLIN 0075:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for CLIN 0076:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for CLIN 0077:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for CLIN 0078:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for CLIN 0079:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for CLIN 0080:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for CLIN 0081:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for CLIN 0082:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

M67854-07-D-3065
P00004

The following Acceptance/Inspection Schedule was added for CLIN 0083:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for CLIN 0084:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for CLIN 0085:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for CLIN 0086:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for CLIN 0087:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for CLIN 0088:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for CLIN 0089:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for CLIN 0090:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for CLIN 0091:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for CLIN 0092:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for CLIN 0093:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

M67854-07-D-3065
P00004

The following Acceptance/Inspection Schedule was added for CLIN 0094:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for CLIN 0095:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for CLIN 0096:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for CLIN 0097:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for CLIN 0098:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for CLIN 0099:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for CLIN 0100:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for CLIN 0101:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for CLIN 0102:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for CLIN 0103:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for CLIN 0104:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

M67854-07-D-3065
P00004

The following Acceptance/Inspection Schedule was added for CLIN 0105:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for CLIN 0106:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for CLIN 0107:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for CLIN 0108:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for CLIN 0109:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for CLIN 0110:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for CLIN 0111:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for CLIN 0112:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for CLIN 0113:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for CLIN 0114:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for CLIN 0115:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

M67854-07-D-3065
P00004

The following Acceptance/Inspection Schedule was added for CLIN 0116:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for CLIN 0117:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for CLIN 0118:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for CLIN 0119:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for CLIN 0120:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for CLIN 0121:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for CLIN 0122:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for CLIN 0123:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

The following Acceptance/Inspection Schedule was added for CLIN 0124:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
Origin	Government	Origin	Government

M67854-07-D-3065
P00004

SECTION F — DELIVERIES OR PERFORMANCE
The following have been modified:
PLACES OF PERFORMANCE
Prime Contractor Place of Performance:
Protective Products International
1655 NW 136th Ave.
Sunrise, FL 33323
Protective Products International
Granite Falls, NC 28630
Subcontractor Places of Performance:
Eagle Industries Unlimited
Fenton, MO 63026
Eagle Industries Unlimited
Lares, PR 00669
SECTION G — CONTRACT ADMINISTRATION DATA
The following have been modified:
                    ELECTRONIC INVOICING
USMC WIDE AREA WORKFLOW IMPLEMENTATION (AUG 2006)
To implement DFARS 252.232-7003, “ELECTRONIC SUBMISSION OF PAYMENT REQUEST (JAN 2004)”, the United States Marine Corps (USMC) utilizes Wide Area WorkFlow-Receipt and Acceptance (WAWF-RA) to electronically process vendor requests for payment. This application allows DoD vendors to submit and track Invoices and Receipt/Acceptance documents electronically.
The contractor is required to utilize this system when processing invoices and receiving reports under this contract/order, unless the provision at DFARS 252.232-7003(c) applies. The contractor shall (i) ensure an Electronic Business Point of Contact is designated in Central Contractor Registration at http://www.ccr.gov and (ii) register to use WAWF-RA at the https://wawf.eb.mil site, within ten (10) calendar days after award of this contract or modification. Step by step procedures to register are available at the https://wawf.eb.mil site.
The USMC WAWF-RA point of contact (POC) for this contract is June Grundy and she can be reached at 703-432-3295 and by e-mail at june.grundy.ctr@usmc.mil. The contractor is directed to use the “Combo” format when processing invoices and receiving reports

M67854-07-D-3065
P00004

When entering the invoice into WAWF-RA, the contractor shall fill in the following DoDAAC fields or DoDAAC extensions:
Contract Number: M6785407D3065
Cage Code/Ext: 05CC7
Pay DoDAAC: HQ0338
Issue Date: See Block 3
Issue By DoDAAC: M67854
Admin By DoDAAC: S1002A
Ship To Code/Ext: To Be Identified In Individual Delivery Orders
Ship From Code/Ext: 05CC7
LPO DoDAAC “Leave Blank”
Service Acceptor Code(s): M67854 PG 16 for CLINS 0060 through 0069 and 0070 through 0124
                                                                                 S1002A for CLINs 0001 through 0059
Inspect By DoDAAC/Ext: “Leave Blank”
B/L: Include Shipment Tracking Information
****The contractor shall send a notification email to Mr. Mike Berry at michael.s.berry.ctr(S)@usmc.mil when invoices are loaded to WAWF****
In some situations the WAWF-RA system will pre-populate the “Issue By DoDAAC” , “Admin By DoDAAC” and “Pay DoDAAC” . Contractor shall verify those DoDAACs automatically entered by the WAWF-RA system match the above information. If these DoDAACs do not match, then the contractor shall correct the field(s) and notify the Contracting Officer of the discrepancy (ies). Step by step WAWF-RA invoicing procedures for “Combo,” “2-in-1,” and “ Cost Voucher” are available at the USMC paperless site at http://www.marcorsyscom.usmc.mil/sites/pa/under “Vendor Interface” section. On the Vendor Interface page click on “ WAWF-RA “ header at the top of the page. Under downloads on the WAWF-RA page that appears, click the appropriate document either “Combo,” “2-in-1,” or “Cost Voucher” to download the instructions.
Before closing out of an invoice session in WAWF-RA, but after submitting the document or documents, the contractor will be prompted to send additional email notifications. Contractor shall click on “Send More Email Notification” on the page that appears. Add the acceptor’s/receiver’s email address (Note this address is their work email address not their WAWF-RA organizational email address) in the first email address block and add any other additional email addresses desired in the following blocks. This additional notification to the Government is important to ensure the acceptor/receiver is aware that the invoice documents have been submitted into the WAWF-RA system.
NOTE: The POCs identified above are for WAWF-RA issues only. Any other contracting questions/problems should be addressed to the Contracting Officer or other person identified in the contract to whom questions are to be addressed.
(End of clause)
(End of Summary of Changes)